UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2019

The Ultimate Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 331-7000

Former name or former address, if changed since last report
 Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                          Entry into a Material Definitive Agreement.

Merger Agreement

On February 3, 2019, The Ultimate Software Group, Inc., a Delaware corporation (“Ultimate Software” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Unite Parent Corp., a Delaware corporation (“Parent”), and Unite Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”).  Parent is a newly-formed entity that will be owned by an investor group.

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent. The Merger Agreement provides that each share of common stock, par value $0.01 per share, of the Company (“Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Common Stock owned by the Company in treasury, Parent, Merger Sub or any wholly owned subsidiary of the Company or Parent and shares of Common Stock owned by stockholders of the Company who properly demand and do not withdraw a demand for, or lose their right to, appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware) will at the Effective Time automatically be cancelled and converted into the right to receive $331.50 in cash (the “Merger Consideration”), without interest and subject to applicable withholding taxes.

Pursuant to the Merger Agreement, as of the Effective Time, (i) each Company stock option will become fully vested and be converted into the right to receive an amount in cash equal to the product of (A) the excess, if any, of the Merger Consideration over the applicable exercise price of such option, multiplied by (B) the number of shares subject to such option, subject to applicable withholding taxes, and (ii) each restricted stock award and restricted stock unit award that is outstanding immediately prior to the Effective Time will, whether granted prior to the date of the Merger Agreement or granted on or after the date of the Merger Agreement, become fully vested and be converted into the right to receive the Merger Consideration in respect of each underlying share of Common Stock, subject to applicable withholding taxes.

The Company’s board of directors (the “Company Board”) has unanimously approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger. The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others, (i) the adoption of the Merger Agreement by a majority of outstanding shares of Common Stock entitled to vote thereon (the “Company Stockholder Approval”), (ii) the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the decisions, orders, consents or expiration of any waiting periods required to consummate the Merger under the anti-competition laws of certain foreign jurisdictions have occurred or been granted, (iii) the absence of any law, order or injunction of a court or governmental entity of competent jurisdiction prohibiting the consummation of the Merger, (iv) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain qualifications), (v) the performance in all material respects by the parties of their respective obligations under the Merger Agreement that are required to be performed at or prior to the Effective Time and (vi) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) occurring after the date of the Merger Agreement.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business in all material respects in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, and not to engage in specified types of transactions during this period, subject to certain exceptions and (ii) to convene a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval. The Merger Agreement provides for a 50-day “go-shop” period beginning on February 3, 2019, and continuing until 11:59 p.m., New York City time, on March 25, 2019, during which period the Company Board and the Company’s financial advisor are permitted to actively initiate, solicit and encourage alternative acquisition proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative acquisition proposals.  After such 50-day go-shop period and subject to certain exceptions, the Company will be subject to customary “no-shop” restrictions prohibiting it from soliciting alternative acquisition proposals, engaging in discussions or negotiations with respect to such proposals or providing non-public information in connection with such proposals. Subject to certain exceptions, the Company Board is required to recommend that the Company’s stockholders adopt the Merger Agreement and may not withhold, withdraw, qualify or modify in a manner adverse to Parent such recommendation or take certain similar actions which are referred to in the Merger Agreement as a “Change of Recommendation”. However, the Company may, prior to the time the Company Stockholder Approval is obtained, make a Change of Recommendation in connection with a Superior Proposal or Intervening Event (each as defined in the Merger Agreement), and in the case of a Superior Proposal, terminate the Merger Agreement, if the Company complies with certain notice and other requirements.

The Merger Agreement contains certain termination rights, including, among others, (i) the right of either party to terminate the Merger Agreement if the Merger is not consummated on or before August 3, 2019, or if the Company Stockholder Approval is not obtained at a meeting of the Company’s stockholders at which a vote on the adoption of the Merger Agreement is taken; (ii) the right of the Company to terminate the Merger Agreement (a) if Parent and Merger Sub fail to consummate the Merger following satisfaction or waiver of the conditions to Parent’s obligation to consummate the Merger and completion of a specified marketing period for Parent’s debt financing or (b) prior to the time the Company Stockholder Approval is obtained, in order to substantially concurrently enter into an agreement providing for a Superior Proposal, subject to complying with the terms of the Merger Agreement; and (iii) the right of Parent to terminate the Merger Agreement prior to the time the Company Stockholder Approval is obtained if the Company Board effects a Change of Recommendation. The Merger Agreement provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $331 million; provided that if the Company terminates the Merger Agreement during the 50-day go-shop period and simultaneous with such termination enters into a definitive agreement for an alternative acquisition, then the termination fee payable by the Company to Parent will be $110 million.  The Merger Agreement further provides that Parent will be required to pay the Company a termination fee of $550 million if the Merger Agreement is terminated under specified circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the United States Securities and Exchange Commission (the “SEC”).

On February 4, 2019, the Company issued a press release announcing its entry into the Merger Agreement. A copy of this press release is attached as Exhibit 99.1 hereto.

Amendment to Rights Agreement

On February 3, 2019, prior to execution and delivery of the Merger Agreement, in connection with the transactions contemplated by the Merger Agreement, Ultimate Software entered into an amendment (the “Rights Agreement Amendment”) to the Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of October 19, 2018, by and between Ultimate Software and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent. The Rights Agreement Amendment provides, among other things, that the Rights Agreement will not apply to the Merger or any of the other transactions contemplated by the Merger Agreement and, subject to the occurrence of the Effective Time, will terminate immediately prior to the Effective Time.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1and is incorporated by reference herein.

Parent Financing

Parent has obtained equity and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses. The obligations of the equity financing sources to provide equity financing under the equity commitment letters are subject to customary conditions. The obligations of the lenders to provide debt financing under the debt commitment letter are subject to customary conditions.

Guarantees

Concurrently with the execution of the Merger Agreement, the equity financing sources have entered into limited guarantees, pursuant to which they have agreed to guarantee Parent’s obligation to pay any termination fee, reimburse and indemnify the Company with respect to certain expenses in connection with the Merger and pay certain other amounts.

Item 2.02                          Results of Operations and Financial Conditions.

On February 4, 2019, Ultimate Software issued its press release announcing its entry into the Merger Agreement, which included a reference to Ultimate Software’s total revenues for the year ended December 31, 2018.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.03                          Material Modification to Rights of Security Holders.

The discussion of the Rights Agreement Amendment under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01                          Regulation FD Disclosure.

On February 4, 2019, Ultimate Software issued a press release announcing its entry into the Merger Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information disclosed under this Item 7.01 shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of February 3, 2019, by and among Unite Parent Corp., Unite Merger Sub, Inc. and The Ultimate Software Group, Inc.
4.1
Amendment No. 1 to Amended and Restated Rights Agreement, dated as of February 3, 2019, by and between The Ultimate Software Group, Inc. and Computershare Trust Company, N.A. (formerly known as BankBoston, N.A.).

99.1	Press release dated February 4, 2019, announcing the entry into the Merger Agreement.

* The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Ultimate Software.  In connection with the proposed Merger, Ultimate Software will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed Merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed Merger.  Information about the directors and executive officers of Ultimate Software is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on April 2, 2018, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Merger when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain Ultimate Software stockholder approval of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger; the effect of the announcement of the Merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger; the ability to meet expectations regarding the timing and completion of the Merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events..

Exhibit Index

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of February 3, 2019, by and among Unite Parent Corp., Unite Merger Sub, Inc. and The Ultimate Software Group, Inc.
4.1
Amendment No. 1 to Amended and Restated Rights Agreement, dated as of February 3, 2019, by and between The Ultimate Software Group, Inc. and Computershare Trust Company, N.A. (formerly known as BankBoston, N.A.).

99.1	Press release dated February 4, 2019, announcing the entry into the Merger Agreement.

*  The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Ultimate Software Group, Inc.

Dated: February 4, 2019	By:	/s/ Felicia Alvaro
	Name:	Felicia Alvaro
	Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)